EQUITRUST MONEY MARKET
FUND, INC.

Supplement to Prospectus
dated December 1, 2003

Effective immediately, the ABA & DDA Account numbers listed at the bottom of page 7 in the "How to Buy Shares - By Wire" section of the prospectus are replaced with: State Street Bank
ABA Account #011000028 and DDA Account #0007-666-1

Supplement dated June 15, 2004

737-118D